                                                                   EXHIBIT 10.10

                              SUBLEASE AGREEMENT
                              ------------------

This sublease agreement ("Sublease") is entered into as of January 25, 2000 by and between LSI Logic Corporation, a Delaware corporation located at 1551 McCarthy Blvd., Milpitas, CA 95035 ("Sublessor") and @Road Incorporated, a California corporation ("Sublessee"), as a Sublease under that Industrial Space Lease dated January 13, 1995, as amended by that certain First Addendum to Lease dated as of January 13, 1995 and that certain First Amendment to Lease dated April 18, 1995 (collectively, the "Lease") by and between Renco Equities IV, a California partnership ("Landlord"), and SEEQ Technology, Inc., a Delaware corporation ("SEEQ"), as tenant. A copy of the Lease is attached hereto as Exhibit A. Sublessor represents and warrants that it is the successor by merger to SEEQ and that it is now the tenant under the Lease.

1.   SUBLEASE PREMISES
     -----------------

     1.1 Sublessor leases to Sublessee and Sublessee leases from Sublessor the real property located at 47200 Bayside Parkway, Fremont, California consisting of the entire freestanding building consisting of approximately 53,713 square feet (the "Building") and more particularly described in Exhibit A to the Lease, together with the grounds thereon, subject however, to any and all existing encumbrances, easements, conditions, covenants, and restriction, rights-of-way, any other matters of record, and such matters as may be disclosed by inspection or survey (hereinafter referred to as "Premises").

     1.2 Sublessee accepts the Premises as being in good and sanitary order, condition and repair and accepts all other improvements included in the Premises in their present condition, "AS IS," and without representation or warranty by Sublessor as to the condition of the Premises or as to the use or occupancy which may be made thereof. Notwithstanding the foregoing, Sublessor shall deliver possession of the Premises to Sublessee as follows:

          (i)   The Premises shall be in good working order and repair.

          (ii)  The Premises shall have been professionally cleaned.

          (iii) Sublessor shall leave in place: the existing Rolm phone switch, although Sublessee acknowledges that there are no handsets available; and the existing CAT-5 and CAT-3 wiring uncut and in place for Sublessee's use, including all network racks and patch panels.

          (iv) Sublessor represents and warrants to Sublessee that the power that is distributed throughout the Building is at least 400 amps, 277/480 volts.

Sublessee will have a period of thirty (30) days from the Commencement Date to report any inoperable Building systems to Sublessor and Sublessor will be responsible for repairing such inoperable Building system at Sublessor's sole cost and expense. Sublessor shall promptly commence to repair such inoperable Building system and shall diligently pursue such repair to completion. If however Sublessee, its agents, contractors, or guests cause any damage to any Building systems or have caused any Building system to become inoperable, Sublessor will have no responsibility or obligation to repair.

          1.3 Upon the expiration or sooner termination of this Sublease, Sublessee shall surrender the Premises, together with all Alterations (as defined in the Lease), to Sublessor in the same condition as when received or installed, ordinary wear and tear excepted, and clean and free of debris and free of any liens created or suffered to be created by Sublessee. Sublessee shall not, however, be required to remove any tenant improvements to the Premises installed or constructed by, on behalf of or for the benefit of Sublessor, nor shall Sublessor require Sublessee to remove any tenant improvements to the Premises installed or constructed by Sublessee pursuant to the Tenant Improvements Agreement except to the extent Landlord requires the removal of any tenant improvements installed by Sublessee.

       1.4 Sublessee shall be entitled to use the Premises for general office use, sales, R&D, assembly and any other use permitted under the Lease.

2.   TERM
     ----

       2.1 The term of this Sublease shall be for a period of approximately sixty (60) months commencing on the later of the following: (i) February 1, 2000; or (ii) the date this Sublease has been consented to in writing by Landlord as provided in Paragraph 9 of the Sublease (the "Commencement Date"). The term shall end on January 31, 2005, unless sooner terminated pursuant to any provision hereof. Sublessor represents and warrants that the Premises is currently vacant and that Sublessor will deliver exclusive possession of the Premises to Sublessee on the Commencement Date.

       2.2 Sublessor shall provide early access to the Premises to Sublessee upon receipt of an executed copy of this Sublease by Sublessee. Such early access will be for the purposes of preparing the space for occupancy and tenant improvement work provided Sublessee has obtained the required insurance as defined in the Lease.

3.   RENT
     ----

       3.1 Sublessee shall pay to Sublessor as base triple-net monthly rent for the Premises the amounts set forth below, in advance, on the first day of each month of the term hereof:

  ------------------------------------------------------------------------------
                                                         Total Monthly
                                                         -------------
                  Months                                    NNN Rent
                  ------                                    --------
  ------------------------------------------------------------------------------
       February 2000 through May 2000                     $     0.00
  ------------------------------------------------------------------------------
       June 2000 through January 2001                     $30,307.26
  ------------------------------------------------------------------------------
     February 2001 through January 2002                   $57,472.91
  ------------------------------------------------------------------------------
     February 2002 through January 2003                   $60,158.56
  ==============================================================================

  ==============================================================================
     February 2003 through January 2004                   $62,844.21
  ------------------------------------------------------------------------------
     February 2004 through January 2005                   $65,529.86
  ==============================================================================

Sublessee shall pay Sublessor upon the execution hereof the sum of Thirty Thousand Three Hundred Seven and 26/100 Dollars ($30,307.26) as rent in advance for the monthly triple-net rent due in June 2000. Rent for any period during the term hereof which is for less than one month shall be prorated. Rent shall be payable in advance on the first (1/st/) day of each month during the term, without notice or demand without any deduction, offset, or abatement (except to the extent expressly permitted by this Sublease) in lawful money of the United States of America to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     3.2 In addition to the base net monthly rent specified in Paragraph 3.1, Sublessee shall pay one hundred percent (100%) of the building operating expenses as defined in the Lease, which payments shall be paid by Sublessee directly to Sublessor. Sublessor shall provide Sublessee with a copy of all billings, correspondence (including any notices alleging that a default has occurred under the Lease) and other communications sent to Sublessor by Landlord under or in connection with the Lease no later than four (4) business days after the same has been received by Sublessor. Additionally, Sublessor shall provide Sublessee with a copy of all billings, correspondence (including any notices alleging that a default has occurred under the Lease) and other communications sent by Sublessor to Landlord under or in connection with the Lease at the same time such items are sent to Landlord. Additionally, Sublessee shall provide Sublessor with a copy of all correspondence with Landlord (both sent and received) for any and all items relating to the Premises, this Sublease or Lease no later than four (4) business days from the time received from Landlord or at the same time such items are sent to Landlord by Sublessee.

     3.3 Sublessee shall procure, obtain and pay liability insurance premiums as required by Article 9 of the Lease upon delivery of the Premises.
               ------------

     3.4 Sublessee hereby acknowledges that late payment by Sublessee to Sublessor of rent and other sums due hereunder will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges that may be imposed on Sublessor by the terms of the Lease. Accordingly, if any installment of rent or other sums due from Sublessee to Sublessor under this Sublease is not received by Sublessor within five (5) business days after its due date, Sublessee shall pay to Sublessor a late charge equal to five percent (5%) of such overdue amount. In addition, this five percent (5%) late charge will be due for each subsequent month (or part thereof) that Sublessee has not paid Sublessor the amount due. The parties hereby agree that the late charges described in this paragraph represent a fair and reasonable estimate of the costs Sublessor and/or Landlord will incur by reason of late payment by Sublessee based upon the circumstances existing as of the date of this Sublease. Acceptance of such late charge by Sublessor and Landlord shall in no event constitute a waiver of Sublessee's default with respect to such overdue amount, nor prevent Sublessor or Landlord from exercising any of its other rights or remedies granted to it by law or this Sublease.

     Initials:  /s/ D L (Sublessor)    /s/ J R (Sublessee)
                --------               --------

4.   SECURITY DEPOSIT
     ----------------

     4.1 Sublessee shall deposit with Sublessor upon the execution hereof the sum of Two Hundred Forty Thousand and 00/100 Dollars ($240,000.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby, if Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefor deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount herein above stated and Sublessee's failure to do so shall be a breach of this Sublease, and Sublessor may at his option terminate this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. Said deposit or so much thereof as had not theretofore been applied by Sublessor shall be returned without payment of interest for its use, to Sublessee within thirty (30) days after the expiration of the term hereof (or earlier termination of the Sublease if Sublessee does not have any remaining contractual obligations to Sublessor), or after Sublessee has vacated the Premises, whichever is later.

5.   PROVISIONS CONSTITUTING SUBLEASE
     --------------------------------

       5.1 This Sublease is and at all times shall be subject and subordinate to the Lease. Sublessee shall take no action that would cause Sublessor to be in default of its obligations under the Lease. Sublessee shall perform all of its obligations under this Sublease, and Sublessee shall indemnify and hold Sublessor harmless from and against all liability, costs, damages, claims, demands and expenses, including reasonable attorney's fees and costs, arising out of Sublessee's failure to do so. Sublessor shall fully perform all of its obligations under the Lease (except to the extent any of the same are the obligation of Sublessee hereunder) and shall indemnify and hold Sublessee harmless from and against all liability, costs, damages, claims, demands and expenses, including reasonable attorneys' fees and costs, arising out of Sublessor's failure to do so. Upon any termination of the Lease, this Sublease shall terminate concurrently therewith except as otherwise provided in the

Consent of Landlord to Sublease and without any liability of Sublessor to Sublessee; provided, however, that a Lease termination due to Sublessor's default of its obligations under the Lease or this Sublease, shall be subject to the indemnification set forth above. Sublessor shall not enter into any amendment or modification of the Lease without the consent of Sublessee, nor shall Sublessor consent to a termination of the Lease or exercise any option to terminate the Lease that it may have, or surrender the Lease, without the prior written consent of Sublessee which will not unreasonably be withheld (and except as may be specifically permitted by this Sublease).

       5.2 All the terms, provisions, covenants, and conditions in the Master Lease are hereby made a part of this Agreement (except as herein otherwise expressly provided), and such rights and obligations as are contained herein are, during the term of this subletting, hereby imposed upon the respective parties hereto, the Sublessor herein being substituted for the Landlord in the Master Lease, and the Sublessee herein being substituted for the Tenant in the Master Lease; provided however, that the Sublessor shall not be liable to Sublessee for any default by the Landlord under the Master Lease so long as Sublessor exercises diligent and commercially reasonable efforts to enforce the terms of the Lease against Landlord. Accordingly Sublessee recognizes that Sublessor is not in a position to render any of the services or to perform any of the obligations required of Landlord by the terms of this sublease.

6.   TENANT IMPROVEMENTS
     -------------------

     6.1 Sublessor is not required to construct any tenant improvements for Sublessee.

7.   BROKERS
     -------

     7.1 Sublessee and Sublessor warrant and represent that each has had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease other than CB Richard Ellis and The Staubach Company, whose commission shall be paid by Sublessor, and that each knows of no other real estate broker or agent (other than the brokers described above) who is or might be entitled to a commission in connection with this Sublease. Each party shall indemnify, defend and hold the other harmless from and against any and all liabilities or expenses, including reasonable attorneys' fees and costs, arising from any claims made by any broker or individual (other than the brokers described above) for commissions or fees who claims to have represented it in connection with this Sublease. For example, if a broker (other than the brokers described above) claims to have represented Sublessee in connection with this Lease, then Sublessee shall indemnify Sublessor with respect to such claim.

8.   CONSENTS AND APPROVALS
     ----------------------

     8.1 Whenever the consent or approval of either party is required under this Sublease, such consent or approval shall not be unreasonably withheld or delayed. If Landlord gives its consent or approval to any request made by Sublessee under this Sublease, then Sublessor shall also give its consent or approval to such request so long as the implementation of such request does not increase Sublessor's liability under the Lease.

9.   LANDLORD'S CONSENT
     ------------------

     9.1 Sublessor and Sublessee acknowledges that this Sublease is subject to the consent of the Landlord under the Lease as to (i) the entering into of this Sublease, and (ii) the proposed initial alterations that Sublessee seeks to make to the Premises. Accordingly, this Sublease shall not be effective unless and until Landlord's consent to these matters has been executed by Landlord and the form of such consent is acceptable to Sublessor and Sublessee in their reasonable business judgment. Sublessor shall use diligent efforts to obtain such consent as soon as reasonably possible following execution of this Sublease by Sublessor and Sublessee. Either party shall have the right to terminate this

Sublease if Landlord's consent hereto, in form and content reasonably acceptable to Sublessor and Sublessee, cannot be obtained within thirty (30) days after this Sublease has been fully executed. Sublessor shall have no liability whatsoever to Sublessee, however, if Sublessor is unable to obtain such consent from Landlord.

10.  PARKING
     -------

     10.1 Sublessee shall have for its use during the term of this Sublease the right to one hundred percent (100%) of the parking allocated to Sublessor as further defined in the Lease.

11.  NOTICES
     -------

     11.1 All notices, unless otherwise provided herein, will be in writing and deemed given on the date the notice is hand delivered, mailed, or electronically transmitted (with a confirmation or acknowledgment of receipt) to the receiving party at such party's address. Either party may change its address upon notice to the other party as set forth herein.

For Sublessor:                               For Sublessee:
-------------                                -------------
LSI Logic Corporation                        @Road, Inc.
M/S D-106, 1551 McCarthy Blvd.               47200 Bayside Parkway
Milpitas, CA 95035                           Fremont, CA 94538
Attn: General Counsel                        Attn: Andy Singh
Phone: (408) 433-8000                        Phone:_______________________
Fax: (408) 433-6896                          Fax:_________________________

12.  CONFLICT
     --------

     12.1 If any terms of the Master Lease contradict the terms of this Sublease, the terms of this Sublease shall control over the Master Lease as between Sublessor and Sublessee.

13.  ASSIGNMENT OF WARRANTIES
     ------------------------

     13.1 Sublessor hereby assigns to Sublessee all warranties given and indemnities made by Landlord to Sublessor under the Lease subject to Landlord's written consent to such assignment. Sublessor shall cooperate with Sublessee to enforce all such warranties and indemnities at Sublessee's expense.

14.  SIGN

     14.1 Sublessor agrees that Sublessee shall be entitled, at its sole cost and expense, to install its company signage on the monument sign for the Premises in accordance with the requirements set forth in Bayside Technology Park Exterior Signage Standards dated April 16, 1996 as amended or revised and the City of Fremont's exterior signage standards. Notwithstanding the foregoing, Sublessor shall not approve any signage that has not been previously approved by Landlord. Sublessor shall exercise diligent and good faith efforts to cause Landlord to approve such signage.

15.  ADDITIONAL PROVISIONS
     ---------------------

     15.1 As an inducement to Sublessee to enter this Sublease, to the best of Sublessor's knowledge, Sublessor represents and warrants with respect to the Premises that: (a) the Lease is in full force and effect, and there exists under the Lease no default or event of default by either Landlord or Sublessor, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default; (b) there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublessor or Landlord or third parties which could, in the aggregate, adversely affect the Premises or any part thereof or the ability of either party to perform its obligations under the Lease, and Sublessor is not aware of any facts which might result in such actions, suits or proceedings; (c) there is no pending or threatened condemnation or similar proceeding affecting the Premises or any portion thereof, and Sublessor has no knowledge that any such action currently is contemplated; and (d) Sublessor has not received any notice from any insurance company of any defects or inadequacies in the Premises or any part thereof which could adversely affect the insurability of the Premises or the premiums for the insurance thereof.

IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Sublease to be duly executed on the day and year first written below:

SUBLESSOR                               SUBLESSEE
---------                               ---------

LSI Logic Corporation,                  @Road Incorporated
a Delaware corporation                  a California Corporation



By:   /s/ XXX                           By:    /s/ XXX
    ----------------------------------     --------------------------------

It's: VP General Counsel and Secretary  It's:  Chairman and CEO
     ---------------------------------       ------------------------------
Date: January 31,2000                   Date:  2/1/00
     ---------------------------------       ------------------------------

and                                     and

By:___________________________________  By:________________________________
Its:__________________________________  Its:_______________________________
Date:_________________________________  Date:______________________________

                              CONSENT TO SUBLEASE


This CONSENT TO SUBLEASE (Consent) is made to be effective on February 8, 2000, (the "Effective Date") by and between LSI Logic Corporation, a Delaware corporation (as "Tenant" and/or "Sublessor"), whose present address is 1551 McCarthy Boulevard, Milpitas, California 95035, @Road Incorporated, a California corporation (as "Sublessee") whose current address is 47370 Fremont Boulevard, Fremont, California 94538, and Renco Equities IV, a California general partnership (as "Landlord") whose current address is 1285 Oakmead Parkway, Sunnyvale, California 94086, who agree as follows:

THIS CONSENT IS MADE WITH REFERENCE TO THE FOLLOWING FACTS:

A.  Landlord entered into a lease dated as of January 13, 1995, (the "Lease")
                                              ----------------
for the lease by Tenant's predecessor, SEEQ Technology, Inc, a Delaware Corporation ("SEEQ") from Landlord of the following described space (the "Leased Premises"):

                47200 Bayside Parkway, Fremont, California 94538

B. Sublessee desires to sublease the Leased Premises from Tenant and to assume all the obligations of Tenant under the existing Lease by and between Landlord and SEEQ as of the Effective Date first above set forth.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES OF THE PARTIES HEREIN CONTAINED, THE PARTIES HERETO AGREE AS FOLLOWS:

1. a. Assumption of obligations by Tenant: LSI Logic Corporation acknowledges that it has acquired the assets of SEEQ and hereby assumes all the rights and obligations of SEEQ under the terms of the Lease and agrees to be liable for and to perform all obligations under the terms of the Lease for the benefit of Landlord as if LSI Logic Corporation were the original tenant under the terms of the Lease.

1.b. Landlord's Consent: Landlord hereby agrees to permit Tenant to sublease the Leased Premises to Sublessee. Landlord's consent shall in no way void or alter any of the terms of the Lease by and between Landlord and Tenant nor shall this consent alter or diminish in any way Tenant's obligations to Landlord. Sublessee's occupancy of the Leased Premises shall be subject to the Lease by and between Landlord and Tenant. Landlord has not reviewed the terms of any agreement between Tenant and Sublessee, and Landlord shall not be bound by any agreement other than the terms of the Lease between Landlord and Tenant, and this Consent. Landlord does not make any warranties or representations as to the condition of the Leased Premises or the terms of the Lease between Landlord and Tenant. Landlord's consent to the sublease shall in no

Consent To Sublease
Page 2

way obligate Landlord to any further consents or agreements with Tenant and/or Sublessee. Landlord does not waive enforcement of any terms of the Lease between Landlord and Tenant including but not limited to the rights of Landlord regarding construction of improvements in the Leased Premises and this Consent does not grant Tenant or Sublessee any right to alter the Leased Premises.

2. Events on Termination: it is agreed by all parties hereto that, in the event Landlord terminates the Lease pursuant to any right therein contained, said Sublease shall automatically terminate simultaneously with the Lease. Notwithstanding anything to the contrary set forth above, Landlord, at Landlord's sole option and election, may choose to allow and to require Sublessee to remain in possession of the Leased Premises leased under said Sublease subject to all terms, covenants and conditions of said Lease by giving Sublessee written notice prior to the effective date of termination of said Lease, of Landlord's election to allow and to require Sublessee to remain in possession of the Leased Premises in which event Sublessee shall be entitled and obligated to remain in possession of the Leased Premises under the terms of said Sublease, subject to all terms, covenants and conditions of the Lease. Provided, however, that at Landlord's sole election, Sublessee shall pay as Base Monthly Rent and Additional Rent the greater of: (i) the Base Monthly Rent and Additional Rent as stated in the Lease, (ii) the Base Monthly Rent and Additional Rent as stated in the Sublease, or (iii) the then market Base Monthly Rent and Additional Rent as reasonably determined by Landlord. Such election by Landlord to require Sublessee to remain in the Leased Premises shall not operate as a waiver of any claims Landlord may have against Tenant. Following such written notice by Landlord, Sublessee shall then, as of the effective date of said termination of said Lease, be liable to and shall attorn in writing directly to Landlord as though said Sublease were executed directly between Landlord and Sublessee; provided, however, it is specifically agreed between the parties hereto, that whether Landlord elects to allow and require Sublessee to remain in possession of the Leased Premises under the terms of the Sublease, subject to the Lease, or to allow said Sublease to automatically terminate simultaneously with the Lease, Landlord shall not, in any event, nor under any circumstances be responsible or liable to Sublessee for (i) the return of any security deposit paid by Sublessee to Tenant, nor shall Sublessee be given credit for any prepaid rental or other monetary consideration paid by Sublessee to Tenant under said Sublease; (ii) any other claim or damage of any kind or nature whatsoever by reason of or in connection with Landlord's termination of said Lease and/or Sublease; and (iii) any default of Tenant under the Sublease.

Sublessee by entering into this Consent hereby accepts liability under the terms of the Lease for all obligations of Tenant as if Sublessee had entered into the Lease directly with Landlord and regardless of whether said obligations arose from actions (or inaction) of Tenant prior to or following the Effective Date.

Upon the Termination of the Lease, whether Landlord has permitted Sublessee to remain in the Leased Premises or if Landlord has not elected in writing prior to the

Consent To Sublease
Page 3

effective date of termination of said Lease to allow Sublessee to remain in the Leased Premises as set forth above, said Sublease shall terminate co-terminously with the effective termination of the Lease automatically, without notice, and Sublessee and/or Tenant, jointly and severally, shall surrender the Leased Premises to Landlord in good condition and repair and in the condition required by the terms of the Lease as of the effective termination of the Lease, with Landlord having no obligation or liability whatsoever to Sublessee by reason of or in connection with any early termination of the Lease. In the event Sublessee and/or Tenant fails to timely surrender the Leased Premises to Landlord in good condition and repair and in the condition required by the terms of the Lease as of the date the Lease terminates, Sublessee and/or Tenant, jointly and severally, shall be liable to Landlord in such event for all damages sustained by Landlord, including, but not limited to, loss of rental income, construction and remodeling costs, attorney's fees and court costs resulting from or in connection with Tenant's and/or Sublessee's failure to timely vacate the Leased Premises and surrender the Leased Premises to Landlord in the required condition as of the effective termination date of said Lease.

3. Assignment of Interests: In consideration of Landlord's consent to the Sublease, Tenant irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent and income payable to Tenant under the Sublease subject to the terms set forth hereon. Therefore Landlord may collect all rent due under the Sublease and apply it towards Tenant's obligations under the Lease. Landlord may also at any time following a default by Tenant require lord that any security deposit paid by Sublessee to Tenant be paid by Tenant to Landlord and Landlord shall hold such amount as an additional Security Deposit under the terms of the Lease, Tenant and Sublessee agree to pay all rent and income payable to Tenant under the Sublease to Landlord upon demand without further consent of Tenant an Sublessee required; provided, however, that until the occurrence of a default by Tenant under the Lease, Tenant shall have the right to collect such rent. Tenant hereby irrevocably authorizes and directs Sublessee, upon receipt of a written notice from Landlord, to pay to Landlord the rents due and to become due under the Sublease upon the occurrence of tenant default under the lease. Tenant agrees that Sublessee shall have the right to rely on any such statement and request from Landlord, and that Sublessee shall pay such rents to Landlord without any obligation or right to inquire as to whether any default exists and notwithstanding any notice or claim from Tenant to the contrary. Tenant shall have no right or claim against Sublessee or Landlord for any such rents so paid by Sublessee to Landlord. It is further agreed between the parties hereto that neither Tenant's assignment of such rent and income, nor Landlord's acceptance of any payment of rental or other sum due by Sublessee to Tenant under said Sublease, whether payable directly to Landlord or endorsed to Landlord by Tenant, Shall in any way nor in any event be construed as creating a direct contractual relationship between Landlord and Sublessee, unless the parties expressly so agree in writing and such acceptance shall be deemed to be an accommodation by Landlord to, and for the convenience of Tenant and Sublessee. Any direct contractual agreement between Landlord and Sublessee must be in writing.

Consent To Sublease
Page 4

4. Delivery Required' This Consent to Sublease shall only be considered effective, and Landlord's consent to the Sublease given, when this Consent is executed by Landlord, Tenant, and Sublessee, and returned to Landlord.

5. Attorneys' Fees: If any party commences an action against any of the parties arising out of or in connection with this Consent, the prevailing party or parties shall be entitled to recover from the losing party or parties reasonable attorneys' fees and costs of suit.

6. Excess Rentals: Section 7.4 of the Lease provides that Tenant shall pay Landlord fifty percent (50%) of the excess rentals as defined in the Lease until the expiration of the sublease. Commencing on March 1, 2000, and until such time as the terms of the sublease may be amended or the sublease terminated, excess rentals in the amount of four thousand three hundred fifteen dollars ($4,315.00) shall be due and payable on or before the first of each month. Tenant and Sublessee agree not to change the terms of the sublease to reduce any payment due to landlord without landlord's consent.

7. Signage: Tenant will provide Landlord with detailed plans for any proposed signage, which plans shall include a site plan indicating the location of the proposed sign, dimensions and graphics.

IN WITNESS WHEREOF, Landlord, Tenant, and Sublessee have executed this Consent on the respective dates below set forth to be effective as of the Effective Date first above set forth.

AS LANDLORD:                               AS TENANT:
Renco Equities IV                          LSI Logic Corporation
a California partnership                   a Delaware corporation

By: /s/ XXX                                By:  /s/ XXX
   --------------------------                 --------------------------
    General Partner
                                           Title:_______________________

By:  /s/ XXX                               By:__________________________
   --------------------------
    General Partner                        Title:_______________________


Dated: February 17, 2000                   Dated: February 17, 2000
                --                                         --

AS SUBLESSEE:
@ Road Incorporated
a California corporation

By:  /s/ XXX
   --------------------------

Consent To Sublease
Page 5

Title:  CHAIRMAN/CEO
      -----------------------

By:__________________________

Title:_______________________

Dated: February 17, 2000
                --